EXHIBIT 10.5

                                LEHMAN BROTHERS


                                                              February 14, 2003



Westport Energy LLC
c/o Westport Investments Limited
Lyford Manor
Lyford Cay
P.O. Box N-7776 Nassau, Bahamas

Dear Sirs:

     Pursuant to the underwriting agreement (the "Underwriting Agreement") dated December 10, 2002 among Westport Resources Corporation (the "Company") and the underwriters listed therein, for the limited purpose described in the second paragraph of this letter, Lehman Brothers Inc. hereby releases you from your lock-up letter agreement delivered pursuant to the Underwriting Agreement.

     The foregoing release is effective solely with respect to the transfer of up to 11,000,000 shares of the Company's Common Stock (the "Shares"). Your agreement pursuant to the aforesaid letter agreement shall, except as aforesaid, remain in full force and effect in accordance with its terms.

                                LEHMAN BROTHERS INC.


                                By:  /s/ Emma Bailey
                                     ----------------------------------------
                                     Name:  Emma Bailey
                                     Title: Vice President